                                                                    EXHIBIT 99.1

        CVEO CORPORATION f/k/a CONVERSE INC. CONSOLIDATED BALANCE SHEET
  CVEO Corporation f/k/a Converse Inc.(debtor) and subsidiaries (non-debtor)
                                   JULY 2001

                                                        Ending Balance
                                                           7/31/01
                                                        --------------
ASSETS
CURRENT ASSETS
     Cash and cash equivalents                              20,238,159
     Accounts receivable                                     5,367,628
     Receivable from subsidiaries                                    -
     Inventories                                                35,985
     Prepaid expenses and other current assets               1,369,996
                                                          ------------
               Total current assets                         27,011,768

Net property, plant and equipment                            4,951,077

Other assets                                                 8,132,164
                                                          ------------
                                                            40,095,009
                                                          ============


LIABILITIES AND STOCKHOLDERS EQUITY (DEFICIENCY)
Current liabilities:

     Credit facility                                                 0
     Current portion long-term debt                         79,001,468
     Notes payable
     Accounts payable                                       35,485,425
     Accrued expenses                                       14,045,780
     Income taxes payable                                    6,527,722
                                                          ------------
          Total current liabilities                        135,060,395

Current assets in excess of reorganization value            22,853,974


Stockholders' equity (deficiency):
     Common stock                                           17,553,048
     Additional paid in capital                              4,436,788
     Unearned compensation                                    (100,971)
     Retained deficit                                     (139,229,789)
     Cumulative currency translation adjustment               (478,436)
                                                          ------------
           Total stockholders' equity (deficiency)        (117,819,360)
                                                          ------------
                                                            40,095,009
                                                          ============

      CVEO CORPORATION f/k/a CONVERSE INC. CONSOLIDATED INCOME STATEMENT CVEO Corporation f/k/a Converse Inc.(debtor) and subsidiaries (non-debtor)
                                   JULY 2001

                                                               -----------------------------------
                                                               Month of July 2001    YTD July 2001
                                                               -----------------------------------
Net revenue                                                                            65,869,367
Cost of sales                                                            305,668       52,054,068
                                                               -----------------------------------
Gross profit                                                            (305,668)      13,815,299

Selling, general and administrative expenses                             557,072       15,899,958
Royalty income                                                                 -        5,478,479
Restructuring and other unusual charges                                  146,614        3,166,181
                                                               -----------------------------------

Earnings from operations                                              (1,009,354)         227,639

Interest expense                                                         453,747       10,553,243
Other (income) expense, net                                              589,523      (32,319,563)
                                                               -----------------------------------

Net income before income tax                                          (2,052,624)      21,993,959

Income tax expense                                                        27,829          965,410
                                                               -----------------------------------

Net income                                                            (2,080,453)      21,028,549
                                                               ===================================

CVEO Corporation f/k/a Converse Inc.
Shedule of Cash Receipts & Disbursements Form MOR1
$=thousands

                                     Prior Month       Actual        Total
                                     Cumulative       7/1-7/31     Cumulative
                                     -----------     ---------     ----------
CASH RECEIPTS:
Domestic Accounts                       33,502                        33,502
Outlet Stores                            4,740                         4,740
Int'l Distributors                      15,747                        15,747
Royalty Receipts                         3,989                         3,989
Interest Receipts                           79           12               91
Other Receipts                             785           74              859

   TOTAL RECEIPTS                       58,842           86           58,928

DISBURSEMENTS:
Accounts Payable
   Raw Materials                           389                           389
   Duties/Customs                        2,124                         2,124
   Other Disbursements                   7,371          832            8,203
   Traffic                               1,321                         1,321
   Advertising/Mktg                        384                           384
   Player Contracts                        101                           101
   Rent                                    778                           778
   Capital Expenditures                      -                             -
   Float Adjustment                                                        -
                                                                           -
Total Accounts Payable                  12,468          832           13,300
                                                                           -
Foreign Fnshd Gds-L/C                   19,453                        19,453
Payroll                                  9,503          196            9,699
Tax Payments                             3,947                         3,947
Japan                                      132                           132
Singapore                                  219                           219
Other                                    2,858                         2,858
Restructuring Fees                       1,736          190            1,926

   TOTAL CASH
     DISBURSEMENTS                      50,316        1,218           51,534
--------------------------------------------------------------------------------
NET CASH REC/DSB
BEFORE BA FIN                            8,526       (1,132)           7,394
--------------------------------------------------------------------------------

ADD  BA FINANCING                       16,212                        16,212
                                                                           -
LESS BA MATURITY                        26,912                        26,912

                                       -----------------------------------------

------------------------------------
    NET CASH REC/DSB                    (2,174)      (1,132)          (3,306)
--------------------------------------------------------------------------------

    Proceeds Sale of Assets             92,500       (3,750)          88,750
                                                       (566)            (566)

    INTEREST/FEES;
       BANKS                             1,685                         1,685
       NOTEHOLDERS                       1,763                         1,763
       CONVERTIBLE NOTES                                                   -
       DIP FEE                             643                           643
                                                                           -
    BT Loan Payoff                      37,039                        37,039
    Secured Notes Payoff                23,906                        23,906
    REVOLVER BALANCE                         -                             -
    NET CASH ACTIVITY                   27,618       (5,448)          22,170
    LETTERS OF CREDIT
             ADD:                        9,686                         9,686
             SUBTRACT:                  19,450                        19,450
   TOTAL L/C                            (3,710)                       (3,710)

   BA REFINANCING
             ADD:                       16,212                        16,212
             SUBTRACT:                  53,348                        53,348
    TOTAL B/A REFINANCING                    -                             -

   STANDBY L/C                             919                           919

   TOTAL LINE UTILIS./CASH BALANCE      22,989       17,541           17,541
                                       -----------------------------------------